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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  January 10, 2002
                                         ---------------
                        (Date of earliest event reported)



                            HARTMARX CORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


          1-8501                                        36-3217140
          ------                                        ----------
 (Commission File Number)                  (IRS Employer Identification Number)


                  101 North Wacker Drive, Chicago, Illinois   60606
            --------------------------------------------------------
                  (Address of principal executive offices)    (Zip Code)

                                (312) 372-6300
                                --------------
              (Registrant's telephone number, including area code)

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Item 5.      Other Events
-------      ------------

On January 10, 2002, Hartmarx Corporation (the "Registrant") issued a press release announcing that the Registrant amended its pending exchange offer to change certain terms of the 12 1/2% Senior Subordinated Notes Due 2003 to be issued by the Registrant in the exchange offer.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

(c)      Exhibits

Exhibit
Number                                Description
-------                               -----------
99.1           Press Release issued by Hartmarx Corporation on January 10, 2002.











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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2002
       ----------------

                            Hartmarx Corporation



                          By:        /s/ Taras R. Proczko
                                     ----------------------
                                     Taras R. Proczko
                                     Senior Vice President,
                                     General Counsel and Secretary

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                                 EXHIBIT INDEX



Exhibit
Number                                 Description
-------                                -----------

99.1           Press Release issued by Hartmarx Corporation on January 10, 2002.